UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 11, 2005

            HSI Asset Securitization Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-124032	20-2592898
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 525-8119

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its HSI Asset Securitization Corporation Trust 2005-NC2 Mortgage Pass-Through Certificates, Series 2005-NC2, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-124032) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $443,553,000 aggregate principal amount of Class I-A, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates of its HSI Asset Securitization Corporation Trust 2005-NC2 Mortgage Pass-Through Certificates, Series 2005-NC2 on October 11, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 11, 2005, as supplemented by the Prospectus Supplement dated October 6, 2005 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling Agreement”), attached hereto as Exhibit 4.1, dated as of September 1, 2005, among HSI Asset Securitization Corporation Trust, as Depositor, JPMorgan Chase Bank, National Association, as Servicer, NC Capital Corporation, as Mortgage Loan Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee.  The “Certificates” consist of the following classes:  Class I-A, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12, Class X, Class P and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $462,280,151 as of September 1, 2005.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement dated as of September 1, 2005, among HSI Asset Securitization Corporation, as Depositor, JPMorgan Chase Bank, National Association, as Servicer, NC Capital Corporation, as Mortgage Loan Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of September 1, 2005, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

99.2

Interest Rate Cap Agreements, Reference No. 36619, 36620, 36621 and 36622, each dated as of October 11, 2005, between The Bank of New York, a Trust Company, and HSI Asset Securitization Corporation Trust 2005-NC2, the Trust or Counterparty, as represented by Wells Fargo Bank, N.A., as Securities Administrator, pursuant to the Pooling and Servicing Agreement dated as of September 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSI ASSET SECURITIZATION CORPORATION

By:

    /s/ Andrea Lenox

Name: Andrea Lenox

Title:  Vice President

Dated: October 11, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Pooling and Servicing Agreement dated as of September 1, 2005, among HSI Asset Securitization Corporation, as Depositor, JPMorgan Chase Bank, National Association, as Servicer, NC Capital Corporation, as Mortgage Loan Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank, National Trust Company, as Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of September 1, 2005, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

99.2

Interest Rate Cap Agreements, Reference No. 36619, 36620, 36621 and 36622, each dated as of October 11, 2005, between The Bank of New York, a Trust Company, and HSI Asset Securitization Corporation Trust 2005-NC2, the Trust or Counterparty, as represented by Wells Fargo Bank, N.A., as Securities Administrator, pursuant to the Pooling and Servicing Agreement dated as of September 1, 2005.